SUPPLEMENT DATED OCTOBER 17, 2019 TO THE PROSPECTUS DATED MAY 1, 2019,
AS AMENDED AND RESTATED OCTOBER 4, 2019

FOR
INSURED SERIES POLICY
ISP CHOICE (With Four Premium Payment Period Options)
ISP CHOICE (With Two Premium Payment Period Options)
FIRST CHOICE
TAX TAMER I
FIRST CHOICE BONUS ANNUITY
SPVL A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
VARIABLE UNIVERSAL LIFE INSURANCE POLICY

OFFERED BY FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

On October 17, 2019, the Independent Order of Foresters announced that it had entered into a Purchase and Sale Agreement with Nassau Life Insurance Company (“Nassau Life”) whereby Nassau Life will purchase Foresters Financial Holding Company, Inc. and, at the time the transaction closes, its sole subsidiary, Foresters Life Insurance and Annuity Company, Inc. (“FLIAC”).  FLIAC is the issuer of your variable annuity or variable life insurance product.  Foresters Financial Services, Inc. will continue in its role as principal underwriter of FLIAC’s variable insurance products until Nassau Life’s affiliated broker-dealer assumes the role of principal underwriter.

The sale of FLIAC is expected to be completed during early 2020, pending the satisfaction of customary closing conditions and regulatory approvals. No contract owner action is necessary at this time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

FL1019